SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2003


                           WINMILL & CO. INCORPORATED
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-9667               13-1897916
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code: (212) 785-0900


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








Item 9. Regulation FD Disclosure.

     On May 15, 2003, Winmill & Co. Incorporated issued a press release announcing financial results for the first quarter ended March 31, 2003. A copy of the May 15 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 as directed by the Securities and Exchange Commission in Release No. 34-47583 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WINMILL & CO. INCORPORATED


Date:     May 15, 2003                        /s/ Thomas B. Winmill
                                              --------------------------------
                                              Thomas B. Winmill
                                              President

                                  EXHIBIT INDEX
                                  -------------



Exhibit Number                                    Exhibit Description
--------------                                    -------------------

     99.1                                 Press release dated May 15, 2003




                                                                    Exhibit 99.1

            Winmill & Co. Incorporated Reports First Quarter Results


New York, NY, May 15, 2003. Winmill & Co. Incorporated (Nasdaq: WNMLA) today announced its financial results for the first quarter ended March 31, 2003.



Three Months Ended March 31:                                   2003               2002
                                                               ----               ----
Revenues before net realized and unrealized
     (losses) gains from proprietary securities trading    $  375,529         $  407,588

Total Revenue                                              $  152,123         $  724,772
Net Income (loss)                                          $ (112,070)        $  168,098

Average Shares
     Basic                                                  1,588,820          1,628,320
     Diluted                                                1,588,820          1,628,925
Share Earnings
     Basic                                                 $    (0.07)        $     0.10
     Diluted                                               $    (0.07)        $     0.10



Contact:        William G. Vohrer
                Treasurer
                (212) 785-0900 ext. 279
                wvohrer@winmillco.com